SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 6, 1996


                        DSI Industries, Inc.
      (Exact name of registrant as specified in its charter)


    Delaware               0-15784               13-3273041
(State or other          (Commission           (IRS Employer
 jurisdiction of         File Number)        Identification No.)
 incorporation)


5211 Brownfield Highway, Suite 230, Lubbock, Texas     79407
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: 806-785-8400


(Former name or former address, if changed since last report)

















                           Exhibit Index is on page 3
Item 5. Other Events.

     On June 6, 1996, the registrant effected the closing (the "Closing") of a Stock Purchase and Settlement Agreement (the "Agreement"), dated as of May 30, 1996, by and between D. Brian Hew ("Brian Hew"), Peter Hew ("Peter Hew") and Everbloom Growers, Inc., a Florida corporation whose sole stockholders are Brian Hew and Peter Hew ("Everbloom") and the registrant and the following direct and indirect wholly owned subsidiaries of the registrant (collectively, the "DSI Affiliates"): Sunny's Plants, Inc., a Florida corporation ("Sunny's"), Sunshine Botanicals, Inc., a Florida corporation ("Sunshine"), Interior Plant Supply, Inc. ("Interior"), a Florida corporation, Sunny's Trucking, Inc., a Florida corporation ("Trucking" and together with Sunny's, Sunshine and Interior, the "Nursery Group"), Norton Drilling Company, a Delaware corporation ("NDC"), and Lobell Corp., a Delaware corporation. The Agreement, a copy of which is attached as Exhibit
10.31 to this Current Report on Form 8-K, is incorporated in its entirety herein by reference.

     Pursuant to or in accordance with the Agreement, effective upon the Closing, the following occurred:

     (a) The registrant purchased 1,083,096 shares of common stock, par value $.01 per share, of the registrant from Everbloom in consideration of the payment of $86,647.68;

     (b)  Each of Brian Hew, Peter Hew and Robert Hew ("Robert
     Hew") resigned from the board of directors of the registrant and Brian Hew and Peter Hew resigned from all offices held by them with the registrant and the DSI Affiliates;

     (c) The registrant delivered $30,000 to be used to assist in the resolution of certain pending tax claims (the "Tax
     Claims") against the Nursery Group;

     (d) The registrant received the Indemnification Agreement, a copy of which is attached as Exhibit 10.32 to this Current
     Report on Form 8-K and is incorporated in its entirety herein by reference, with respect to the Tax Claims; and

     (e) The registrant and Brian Hew, Peter Hew and Robert Hew agreed to certain releases and indemnification.

Item 7. Financial Statements and Exhibits.

Exhibit No.                   Name                          Page

10.31          Stock Purchase and Settlement                    5
               Agreement, dated as of May 30, 1996,
               by and between D. Brian Hew ("Brian
               Hew"), Peter Hew ("Peter Hew") and
               Everbloom Growers, Inc., a Florida
               corporation whose sole stockholders
               are Brian Hew and Peter Hew and the
               registrant and the following direct
               and indirect wholly owned
               subsidiaries of the registrant:
               Sunny's Plants, Inc., a Florida
               corporation, Sunshine Botanicals,
               Inc., a Florida corporation,
               Interior Plant Supply, Inc., a
               Florida corporation, Sunny's
               Trucking, Inc., a Florida
               corporation, Norton Drilling
               Company, a Delaware corporation, and
               Lobell Corp., a Delaware
               corporation.

10.32          Indemnification Agreement, dated as              23
               of June 6, 1996 by Tuttle's Design-Build, Inc. and Brian and Merja Tuttle in favor of the registrant.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DSI Industries, Inc.
                                     (Registrant)




Date: June 7, 1996                /s/ Sherman H. Norton
                                  Sherman H. Norton, Jr., President

                                                    Exhibit 10.31

             Stock Purchase and Settlement Agreement


          Stock Purchase and Settlement Agreement, dated as of May 30, 1996, by and between D. Brian Hew ("BH"), Peter Hew ("PH" and together with BH, the "Hews") and Everbloom Growers, Inc., a Florida corporation whose sole stockholders are BH and PH ("Everbloom") and DSI Industries, Inc. ("DSI") and the following direct and indirect wholly owned subsidiaries of DSI (collectively, the "DSI Affiliates"): Sunny's Plants, Inc., a Florida corporation ("Sunny's"), Sunshine Botanicals, Inc., a Florida corporation ("Sunshine"), Interior Plant Supply, Inc. ("Interior"), a Florida corporation, Sunny's Trucking, Inc., a Florida corporation ("Trucking" and together with Sunny's, Sunshine and Interior, the "Nursery Group"), Norton Drilling Company, a Delaware corporation ("NDC"), and Lobell Corp., a Delaware corporation.

          WHEREAS, the Hews are each directors and officers of DSI and certain of the DSI Affiliates;

          WHEREAS, the focus of the business of DSI has been narrowed to the operations of NDC;

          WHEREAS, such narrowing of focus has made the continued board participation of the Hews unnecessary;

          WHEREAS, there are certain liabilities related to the Nursery Group which DSI, BH and PH desire to be settled;

          WHEREAS, Everbloom is the owner of 1,083,096 shares (the "Shares") of common stock, par value $.01 per share, of DSI; and

          WHEREAS, Everbloom desires to sell, and DSI wishes to purchase, upon the terms and subject to the conditions hereafter set forth, the Shares;

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

I.   Purchase of Shares.

     1.1. Agreement to Purchase and Sell. DSI hereby agrees to purchase the Shares from Everbloom and Everbloom hereby agrees to sell the Shares to DSI for $86,647.68 (the "Purchase Amount").

     1.2. Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place on June 6, 1996 (or such later date by which all documents and instruments required by this

Agreement have been received and all conditions precedent to the Closing have occurred), at such place as the parties hereto shall agree. At the Closing:

          (a) Everbloom will deliver to DSI the Shares, duly endorsed for transfer or accompanied by stock powers duly executed in blank;

          (b) The Hews and Everbloom will deliver to DSI (i) a copy of the agreement between Robert Hew and DSI in the form set forth as Exhibit A hereto duly executed by Robert Hew and (ii) a copy of the agreement between DSI and Brian and Merja Tuttle and Tuttle's Design-Build, Inc. (collectively, the "Tuttles") in the form set forth as Exhibit B hereto duly executed by each of the Tuttles;

          (c) DSI will deliver to Everbloom a certified check for the Purchase Amount; and

          (d) DSI will cause to be delivered to Nason, Gildan, Yeager, Gerson & White, as escrow agent, $30,000 (the "Tax
     Amount").

II.  Representations and Warranties of the Hews and Everbloom.

          Everbloom and the Hews each hereby represent and warrant that:

     2.1. Due Authorization. Each of Everbloom and the Hews has full legal capacity to execute, deliver and perform this Agreement and, in the case of Everbloom, to sell the Shares. This Agreement has been duly executed and delivered by Everbloom and the Hews and constitutes a valid and binding agreement of Everbloom and the Hews, enforceable against Everbloom and the Hews in accordance with its terms.

     2.2. No Consents; No Contravention. The execution, delivery and performance by Everbloom and the Hews of this Agreement does not require any authorization, consent, approval or action by or in respect of, or filing with, any governmental body, agency, official or other person and does not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding upon any of Everbloom, the Hews or the Shares.

     2.3. Good and Marketable Title. Everbloom has good and marketable title to the Shares, free and clear of any lien, pledge, mortgage, charge, security interest or encumbrance of any kind
(each, an "Encumbrance").  Everbloom is not a party to any


                               -2-
agreement or arrangement which will impose any Encumbrance upon the Shares as a result of the transactions contemplated hereby.

     2.4. Tax Claims. The entire amount of the trust fund portion of the payroll taxes owed by the Nursery Group (the "Trust Portion") is $254,000. Other than the Tax Amount, which DSI has agreed to pay in consideration of the agreements of the Hews contained in this Agreement, DSI does not have any responsibility for the Trust Portion or, to the knowledge of the Hews, any other taxes related to the Nursery Group.

III. Representations and Warranties of the DSI.

          DSI represents and warrants that:

     3.1. Due Authorization. DSI has full legal capacity to purchase the Shares and to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by DSI and constitutes a valid and binding agreement of DSI, enforceable against DSI in accordance with its terms.

     3.2. No Consents; No Contravention. The execution, delivery and performance by DSI of this Agreement does not require any authorization, consent, approval or action by or in respect of, or filing with, any governmental body, agency, official or other person and does not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding upon DSI.

IV.  Additional Agreements.

     4.1. Board of Directors.

          (a) Resignation of BH. BH hereby resigns, effective as of the close of business on the date of the Closing (the "Closing
Date"), from his positions as Director and Officer of DSI and from any and all positions which he may hold with any of the DSI
Affiliates.

          (b)  Resignation of PH   PH hereby resigns, effective as
of the Closing Date, from his positions as Director, Officer and Secretary of DSI, and from any and all positions which he may hold with any of the DSI Affiliates.

     4.2. Tax Claims.

          (a) At or promptly following the Closing, DSI shall deliver to Nason, Gildan, Yeager, Gerson & White, as escrow agent, (the "Escrow Agent"), $30,000 (the "Tax Escrow Amount"), to be


                               -3-
distributed in accordance with the provision of the agreement the form of which is attached hereto as Exhibit B.

          (b) Each of BH and PH acknowledge that they or persons other than DSI are responsible for the all other amounts owed in connection with the Trust Portion and agree to indemnify, defend, and hold harmless, DSI and each DSI Affiliate against any amounts (including reasonable attorney's fees, judgments and settlement amounts) paid or incurred in connection with any threatened, pending, or contemplated action, suit or proceeding to which they are or are threatened to be made a party to or witness or other participant in connection with the Trust Portion.

     4.3. Arbitration. Any dispute, controversy or claim arising under, out of, in connection with, or in relation to this Agreement, or the breach, termination, validity or enforceability of any provision of this Agreement, will be settled by final and binding arbitration conducted before a single arbitrator chosen according to the rules of the American Arbitration Association (the "Arbitrator"). Unless otherwise mutually agreed upon by the parties, the arbitration hearings shall be held in the City of New
York, New York. Such arbitration shall be conducted in accordance with the rules of the American Arbitration Association. The parties hereto hereby agree that the designated Arbitrator has full power and authority to hear and determine the controversy and make an award in writing in the form of a reasoned judicial opinion.
The parties hereby stipulate in advance that the award is binding and final. The parties hereto also agree that judgment upon the arbitration award may be entered in any federal or state court having jurisdiction thereof. Such court may make an order vacating the award upon the application of any party to the arbitration when the award was procured by corruption, fraud, or undue means or there was evident partiality by the arbitrator or corruption in the arbitrator. The parties hereto waive their rights to appeal except from an order vacating an award without directing a rehearing.
Furthermore, the parties undertake to carry out the award without delay, subject to the provisions of this Agreement. The prevailing party in any arbitration or other action pursuant to this Section
4.3 shall be entitled to recover its reasonable legal fees and out-of-pocket expenses.

     4.4. Confidentiality. Unless prior written consent is obtained from DSI, each of the Hews shall keep confidential and refrain from using for their benefit any material document or information obtained from DSI, or from any DSI Affiliate (other than the Nursery Group), or from others in the course of fulfilling their positions with DSI, concerning the properties, operations or business of DSI, or any DSI Affiliate (unless such document or information is readily ascertainable from public published information or trade sources) until the same ceases to be material

                               -4-
(or becomes so ascertainable); provided, however that nothing in this Paragraph 4.4 shall prevent any of the Hews, with or without DSI's consent, from participating in or disclosing documents or information in connection with any judicial or administrative investigation, inquiry or proceeding to the extent that such participation or disclosure is required by a competent authority, provided further, however, any of the Hews will give DSI as much advance notice as is reasonably practicable under the circumstances to enable DSI to seek an appropriate protective order taking into account, among other things, the need to promptly comply with any such request for disclosure.

     4.5. Return of Property. Within 30 business days following the date of this Agreement, the Hews will return to DSI all property of DSI and the DSI Affiliates in their possession or control.

     4.6. GrahamCo Note. It shall be a condition to the Closing under this Agreement that the obligation of DSI to GrahmCo Limited shall be terminated and arrangements thereto shall be reasonably satisfactory to each party hereto.

V.   Indemnification and Release.

     5.1. Indemnification

          (a) DSI shall to the fullest extent provided by Delaware law at all times indemnify, defend, and hold harmless, each of the Hews (collectively referred to as the "Indemnified Party" or "Indemnified Parties"), against any amounts (including reasonable attorney's fees, judgments and settlement amounts) paid or incurred in connection with any threatened, pending, or contemplated action, suit or proceeding to which they are or are threatened to be made a party to or witness or other participant in by reason of the fact that such as persons are or were a director, officer, employee or agent of DSI or its affiliates; provided, however, DSI shall have no obligation to indemnify the Indemnified Parties with respect to any Trust Portion.

               (b)  DSI agrees that all expenses (including
attorney's fees) incurred by an Indemnified Party in defending any civil, criminal, administrative or investigative action, suit or proceeding (other than in connection with the Trust Portion) will be paid by DSI in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Party substantially in the form attached hereto as Exhibit A; provided, however, that in any action in which an Indemnified Party and DSI are parties, a single defense counsel may be chosen by DSI and reasonably approved by the Indemnified Party; provided, further, the Indemnified Party will have the right to

                               -5-
retain its own separate counsel at DSI's expense in the event that either DSI fails within reasonable time to retain counsel reasonably satisfactory to the Indemnified Party or the representation of the Indemnified Party and any other named party in such claim by the same counsel could be inappropriate due to actual or potential conflict of interests between such parties.

               (c) If at any time the Board of Directors of DSI shall decline to indemnify, defend and hold harmless the Indemnified Party or shall demand a return of any expense advancement following receipt of undertaking signed substantially in the form attached hereto as Exhibit A, then such Indemnified Party may request that the issue of whether the applicable standard of conduct set forth in Section 145(a) or 145(b) of the Delaware law has been satisfied be determined by independent counsel selected by and paid for by DSI and reasonably satisfactory to the Indemnified Party; provided, that if no counsel is selected and agreed to within 30 days, the parties shall each select a counsel and such counsel shall select the independent counsel. Any determinations made by such independent counsel shall be final and binding on DSI and such Indemnified Party.

               (d) Following the Closing Date, DSI shall at all times provide coverage for the Hews for events occurring prior to the Closing Date under any and all directors and officers liability insurance policies to the same extent that and upon terms and conditions no less favorable than the terms and conditions under which officers and directors of DSI are covered.

               (e) DSI undertakes to keep the Hews, and the Hews each undertake to keep DSI, informed concerning all developments in any litigation or proceedings relating to any of the Hews in the performance of their duties as director, officer or employee of DSI or its affiliates.

     5.2. Release of DSI and its Affiliates. In consideration of the execution and performance of this Agreement by DSI and all the undertakings and benefits provided for hereunder, the Hews, for themselves and their respective heirs, distributees, executors, administrators, successors and assigns, hereby release and forever discharge DSI and the DSI Affiliates and the officers, directors, employees, principals and agents of each of them acting in such capacities, and their respective heirs, distributees, executors, administrators, successors and assigns, of and from any and all debts, dues, demands, actions, causes of action, suits, accounts, reckonings, sums of money, bonds, bills, covenants, contracts, controversies, agreements, promises, variance, trespasses, damages, judgments, extents, executions and any and all claims, obligations, costs, expenses, losses, exposures and liabilities whatsoever of every name and nature, both at law and in equity or created by

                               -6-
statute, known or unknown; provided, however, the foregoing release shall not apply to: (i) the rights to indemnification provided under this Agreement; (ii) any claims relating to the performance of the parties' obligations pursuant to this Agreement; and (iii) the rights of any of the Hews to seek contribution from DSI if any of them is found liable in any third party suit or proceeding for acts or events with respect to which DSI was materially involved and had responsibility (other than relating to the Trust Portion).

          5.3. Release by DSI and its Affiliates. In consideration of the execution and performance of this Agreement by each of the Hews and the releases and covenants undertaken by them hereunder, DSI and each of the DSI Affiliates for themselves and their respective officers, directors, employees, principals and agents of each of them, acting in such capacities, and their respective heirs, distributees, executors, administrators, successors and assigns, release and forever discharge each of the Hews individually and the Hews collectively, their heirs, distributees, executors, administrators, successors and assigns, of and from any and all debts, dues, demands, actions, causes of action (including a derivative action), suits, accounts, reckonings, sums of money, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions and any and all claims, obligations, costs, expenses, losses, exposures, and liabilities whatsoever of every name and nature, both at law and in equity or created by statute, known or unknown, which, as against any of the Hews, any of them now has or ever had on or before the date of this Agreement; provided, however, the foregoing release shall not apply to: (i) the performance of the parties' obligations pursuant to this Agreement;
(ii) DSI's right to seek contribution from any of the Hews (but only such of the Hews as is applicable) in the event that (a) it is finally judicially determined in a third party suit that any of the Hews was found to have willfully engaged in fraudulent misconduct while serving as, and in connection with the performance of his duties as, a director or officer of DSI or any of the DSI Affiliates or (b) DSI is found liable in any third party suit or proceeding for acts or events with respect to which any of the Hews was materially involved and had responsibility; provided, that DSI shall in each case continue to advance expenses to any of the Hews in any action or suit seeking such contribution in accordance with the terms of this Agreement; and (iii) liabilities related to the Trust Portion.

VI.  Miscellaneous.

     6.1. Binding Effect; Assignment. This Agreement shall apply to, and shall be binding upon the parties hereto, their respective successors and assigns, and all persons claiming by, through, or under any of the aforesaid persons.

                               -7-
     6.2. Survival. All representations, warranties and agreements made in this Agreement shall survive the Closing hereunder.

     6.3. Entire Agreement. This Agreement supersedes any and all prior contracts, understandings, discussions and agreements between the Hews and Everbloom and DSI and the DSI Affiliates and constitutes the complete understanding between the parties with respect to the subject matters hereof. No statement, representation, warranty or covenant has been made by any party with respect thereto except as expressly set forth therein.

     6.4. Modification; Waiver   This Agreement may be amended or
waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all the undersigned, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and shall not be exclusive to any rights or remedies by law or at equity.

     6.5. Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

     6.6. Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained in this Agreement shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     6.7. Further Assurances. From time to time, at the request of any party hereto or as required under applicable law and without further consideration, each party hereto will execute and deliver to such requesting party or other person or persons, as appropriate, such documents and take such other action (but without incurring any financial obligation except as otherwise required by this Agreement) as such requesting party may reasonably request in order to consummate more effectively and in accordance with applicable law the transactions contemplated hereby.

     6.8. Cooperation. The Hews each agree to cooperate with DSI and respond promptly to all reasonable requests of DSI for

                               -8-
information relating to their positions with, and employment by DSI and the DSI Affiliates prior to the Closing; provided, however, that such requests shall not materially interfere with the ability of the Hews to perform services as an employee, or engage in self-employment, on a full-time basis; and provided, further, that the Hews shall have no obligation to respond to any request involving potential expense, exposure or liability on their part unless first indemnified therefor in a manner reasonably satisfactory to them. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

     6.9. Public Comment. Each of the parties agrees that they will not participate in discussion with or make any comment to any third party concerning the other without first obtaining the other's prior written consent unless required by law.

     6.10. Joint and Several Liability. It is understood and agreed, notwithstanding any provision herein to the contrary, that any and all obligations imposed on (a) DSI or the DSI Affiliates shall be the joint and several obligations of each of them and (b) the Hews shall be the joint and several obligations of each of them; provided, however, RH shall not have any obligations related to the Trust Portion.

     6.11. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given when received.

          (a)  If to DSI or any of the DSI Affiliates at:

                    5211 Brownfield Highway
                    Suite 230
                    Lubbock, Texas 79407

          (b)  If to BH at:

                    17920 Southwest 268th Street
                    Homestead, Florida 33031

          (b)  If to PH at:

                    17850 Southwest 268th Street
                    Homestead, Florida 33031

     6.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          IN WITNESS WHEREOF, the parties
hereto have each executed this Agreement as of the 26th day of April, 1996.

DSI INDUSTRIES, INC.               EVERBLOOM GROWERS, INC.

By:  /s/                           By:  /s/


SUNNY'S PLANTS,INC.                /s/
                                   D. BRIAN HEW
By:  /s/


SUNSHINE BOTANICALS, INC.          /s/
                                   PETER HEW
By:  /s/


INTERIOR PLANT SUPPLY, INC.

By:  /s/

SUNNY'S TRUCKING, INC.

By:  /s/

NORTON DRILLING COMPANY

By:  /s/

LOBELL CORP.

By:  /s/




















             Exhibit A

      Agreement between Robert Hew and DSI Industries, Inc.

          Agreement, dated as of June 6, 1996, by and between Robert Hew ("RH") and DSI Industries, Inc. ("DSI") and the following direct and indirect wholly owned subsidiaries of DSI (collectively, the "DSI Affiliates"): Sunny's Plants, Inc., a Florida corporation ("Sunny's"), Sunshine Botanicals, Inc., a Florida corporation, Interior Plant Supply, Inc., a Florida corporation, Sunny's Trucking, Inc., a Florida corporation, Norton Drilling Company, a Delaware corporation ("NDC"), and Lobell Corp., a Delaware corporation.

          WHEREAS, RH is a director of DSI and an officer of certain of the DSI Affiliates;

          WHEREAS, the focus of the business of DSI has been narrowed to the operations of NDC;

          WHEREAS, such narrowing of focus has made the continued board participation of RH and certain person related to RH unnecessary; and

          WHEREAS, DSI and certain persons related to RH are parties to a Stock Purchase and Settlement Agreement (the
"Settlement Agreement") which provides, in part, that RH deliver this Agreement at the closing of the Settlement Agreement.

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

I.   Representations and Warranties of RH.

          RH hereby represents and warrants that:

     1.1. Due Authorization. RH has full legal capacity to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by RH and constitutes a valid and binding agreement of RH enforceable against RH in accordance with its terms.

     1.2. No Consents; No Contravention. The execution, delivery and performance by RH of this Agreement does not require any authorization, consent, approval or action by or in respect of, or filing with, any governmental body, agency, official or other person and does not contravene, or constitute a default under, any


                               -1-
provision of applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding upon RH.

II.  Representations and Warranties of the DSI.

          DSI represents and warrants that:

     2.1. Due Authorization. DSI has full legal capacity to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by DSI and constitutes a valid and binding agreement of DSI, enforceable against DSI in accordance with its terms.

     2.2. No Consents; No Contravention. The execution, delivery and performance by DSI of this Agreement does not require any authorization, consent, approval or action by or in respect of, or filing with, any governmental body, agency, official or other person and does not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding upon DSI.

III. Agreements.

     3.1. Board of Directors. RH, hereby resigns, effective as of the date hereof, from his position as Director of DSI and from any and all positions which he may hold with any of the DSI Affiliates.

     3.2. Arbitration. Any dispute, controversy or claim arising under, out of, in connection with, or in relation to this Agreement, or the breach, termination, validity or enforceability of any provision of this Agreement, will be settled by final and binding arbitration conducted before a single arbitrator chosen according to the rules of the American Arbitration Association (the "Arbitrator"). Unless otherwise mutually agreed upon by the parties, the arbitration hearings shall be held in the City of New York, New York. Such arbitration shall be conducted in accordance with the rules of the American Arbitration Association. The parties hereto hereby agree that the designated Arbitrator has full power and authority to hear and determine the controversy and make an award in writing in the form of a reasoned judicial opinion.
The parties hereby stipulate in advance that the award is binding and final. The parties hereto also agree that judgment upon the arbitration award may be entered in any federal or state court having jurisdiction thereof. Such court may make an order vacating the award upon the application of any party to the arbitration when the award was procured by corruption, fraud, or undue means or there was evident partiality by the arbitrator or corruption in the arbitrator. The parties hereto waive their rights to appeal except from an order vacating an award without directing a rehearing. Furthermore, the parties undertake to carry out the award without

                               -2-
delay, subject to the provisions of this Agreement. The prevailing party in any arbitration or other action pursuant to this Section
3.2 shall be entitled to recover its reasonable legal fees and out-of-pocket expenses.

     3.3. Confidentiality. Unless prior written consent is obtained from DSI, RH shall keep confidential and refrain from using for his benefit any material document or information obtained from DSI, or from any DSI Affiliate, or from others in the course of fulfilling his position with DSI, concerning the properties, operations or business of DSI, or any DSI Affiliate (unless such document or information is readily ascertainable from public published information or trade sources) until the same ceases to be material (or becomes so ascertainable); provided, however that nothing in this Paragraph 3.3 shall prevent RH, with or without DSI's consent, from participating in or disclosing documents or information in connection with any judicial or administrative investigation, inquiry or proceeding to the extent that such participation or disclosure is required by a competent authority, provided further, however, RH will give DSI as much advance notice as is reasonably practicable under the circumstances to enable DSI to seek an appropriate protective order taking into account, among other things, the need to promptly comply with any such request for disclosure.

     3.4. Return of Property. Within 30 business days following the date of this Agreement, RH will return to DSI all property of DSI and the DSI Affiliates in their possession or control.

IV.  Indemnification and Release.

     4.1. Indemnification

          (a) DSI shall to the fullest extent provided by Delaware law at all times indemnify, defend, and hold harmless, RH (the "Indemnified Party"), against any amounts (including reasonable attorney's fees, judgments and settlement amounts) paid or incurred in connection with any threatened, pending, or contemplated action, suit or proceeding to which he is or is threatened to be made a party to or witness or other participant in by reason of the fact that he is or was a director, officer, employee or agent of DSI or its affiliates.

               (b)  DSI agrees that all expenses (including
attorney's fees) incurred by the Indemnified Party in defending any civil, criminal, administrative or investigative action, suit or proceeding will be paid by DSI in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Party substantially in the form attached hereto as Exhibit 1; provided, however, that in any action
                               -3-
in which the Indemnified Party and DSI are parties, a single defense counsel may be chosen by DSI and reasonably approved by the Indemnified Party; provided, further, the Indemnified Party will have the right to retain its own separate counsel at DSI's expense in the event that either DSI fails within reasonable time to retain counsel reasonably satisfactory to the Indemnified Party or the representation of the Indemnified Party and any other named party in such claim by the same counsel could be inappropriate due to actual or potential conflict of interests between such parties.

               (c) If at any time the Board of Directors of DSI shall decline to indemnify, defend and hold harmless the Indemnified Party or shall demand a return of any expense advancement following receipt of undertaking signed substantially in the form attached hereto as Exhibit 1, then such Indemnified Party may request that the issue of whether the applicable standard of conduct set forth in Section 145(a) or 145(b) of the Delaware law has been satisfied be determined by independent counsel selected by and paid for by DSI and reasonably satisfactory to the Indemnified Party; provided, that if no counsel is selected and agreed to within 30 days, the parties shall each select a counsel and such counsel shall select the independent counsel. Any determinations made by such independent counsel shall be final and binding on DSI and such Indemnified Party.

               (d) Following the Closing Date, DSI shall at all times provide coverage for RH for events occurring prior to the Closing Date under any and all directors and officers liability insurance policies to the same extent that and upon terms and conditions no less favorable than the terms and conditions under which officers and directors of DSI are covered.

               (e) DSI undertakes to keep RH, and RH undertakes to keep DSI, informed concerning all developments in any litigation or proceedings relating to RH in the performance of his duties as a director of DSI.

     4.2. Release of DSI and its Affiliates. In consideration of the execution and performance of this Agreement by DSI and all the undertakings and benefits provided for hereunder, RH, for himself and his heirs, distributees, executors, administrators, successors and assigns, hereby releases and forever discharges DSI and the DSI Affiliates and the officers, directors, employees, principals and agents of each of them acting in such capacities, and their respective heirs, distributees, executors, administrators, successors and assigns, of and from any and all debts, dues, demands, actions, causes of action, suits, accounts, reckonings, sums of money, bonds, bills, covenants, contracts, controversies, agreements, promises, variance, trespasses, damages, judgments, extents, executions and any and all claims, obligations, costs,

                               -4-
expenses, losses, exposures and liabilities whatsoever of every name and nature, both at law and in equity or created by statute, known or unknown; provided, however, the foregoing release shall not apply to: (i) the rights to indemnification provided under this Agreement; (ii) any claims relating to the performance of the parties' obligations pursuant to this Agreement; and (iii) the rights of RH to seek contribution from DSI if he is found liable in any third party suit or proceeding for acts or events with respect to which DSI was materially involved and had responsibility.

          4.3. Release by DSI and its Affiliates. In consideration of the execution and performance of this Agreement by RH and the releases and covenants undertaken by him hereunder, DSI and each of the DSI Affiliates for themselves and their respective officers, directors, employees, principals and agents of each of them, acting in such capacities, and their respective heirs, distributees, executors, administrators, successors and assigns, release and forever discharge RH, his heirs, distributees, executors, administrators, successors and assigns, of and from any and all debts, dues, demands, actions, causes of action (including a derivative action), suits, accounts, reckonings, sums of money, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions and any and all claims, obligations, costs, expenses, losses, exposures, and liabilities whatsoever of every name and nature, both at law and in equity or created by statute, known or unknown, which, as against RH, any of them now has or ever had on or before the date of this Agreement; provided, however, the foregoing release shall not apply to: (i) the performance of the parties' obligations pursuant to this Agreement; or (ii) DSI's right to seek contribution from RH in the event that (a) it is finally judicially determined in a third party suit that RH was found to have willfully engaged in fraudulent misconduct while serving as, and in connection with the performance of his duties as, a director of DSI or any of the DSI Affiliates or (b) DSI is found liable in any third party suit or proceeding for acts or events with respect to which RH was materially involved and had responsibility; provided, that DSI shall in each case continue to advance expenses to RH in any action or suit seeking such contribution in accordance with the terms of this Agreement.

V.   Miscellaneous.

     5.1. Binding Effect; Assignment. This Agreement shall apply to, and shall be binding upon the parties hereto, their respective successors and assigns, and all persons claiming by, through, or under any of the aforesaid persons.

     5.2. Survival. All representations, warranties and agreements made in this Agreement shall survive the delivery of this Agreement.
                               -5-
     5.3. Entire Agreement. This Agreement supersedes any and all prior contracts, understandings, discussions and agreements between RH and DSI and the DSI Affiliates and constitutes the complete understanding between the parties with respect to the subject matters hereof. No statement, representation, warranty or covenant has been made by any party with respect thereto except as expressly set forth therein.

     5.4. Modification; Waiver   This Agreement may be amended or
waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all the undersigned, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and shall not be exclusive to any rights or remedies by law or at equity.

     5.5. Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

     5.6. Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained in this Agreement shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     5.7. Further Assurances. From time to time, at the request of any party hereto or as required under applicable law and without further consideration, each party hereto will execute and deliver to such requesting party or other person or persons, as appropriate, such documents and take such other action (but without incurring any financial obligation except as otherwise required by this Agreement) as such requesting party may reasonably request in order to consummate more effectively and in accordance with applicable law the transactions contemplated hereby.

     5.8. Cooperation. RH agrees to cooperate with DSI and respond promptly to all reasonable requests of DSI for information relating to his activities related to DSI prior to the date hereof;
provided, however, that such requests shall not materially interfere with his ability to perform services as an employee, or

                               -6-
engage in self-employment, on a full-time basis; and provided, further, that RH shall have no obligation to respond to any request involving potential expense, exposure or liability on their part unless first indemnified therefor in a manner reasonably satisfactory to them. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

     5.9. Public Comment. Each of the parties agrees that they will not participate in discussion with or make any comment to any third party concerning the other without first obtaining the other's prior written consent unless required by law.

     5.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have each executed this Agreement as of the ___ day of June, 1996.

DSI INDUSTRIES, INC.


By:                                __________________________
     Sherman H. Norton, Jr.        Robert Hew
     Chief Executive Officer

                                           Exhibit 1 to Exhibit A


                       Form of Undertaking


     The undersigned, a former Director of DSI INDUSTRIES, INC. (the "Company"), hereby (i) acknowledges that expenses incurred by the undersigned in defending all actions, suits and proceedings have been and will in the future be paid by the Company in advance of the final disposition of such actions, suits and proceedings and
(ii) undertakes to repay the Company the amount of expenses so advanced if it shall ultimately be determined that the undersigned is not entitled to be indemnified by the Company as authorized by
Section 145 of the Delaware General Corporation Law and the certain letter agreement, dated April 26, 1996, between the Company and the undersigned.

                                                    Exhibit 10.32
                                                        Exhibit B

                    Indemnification Agreement

          This Indemnification Agreement is made and entered into as of June 6, 1996 by and between Tuttle's Design-Build, Inc., a Florida corporation ("Tuttle Design"), and Brian and Merja Tuttle (together with Tuttle Design, "Tuttle"), jointly and severally, and DSI Industries, Inc., a Delaware corporation ("DSI").

          WHEREAS, DSI is the corporate parent of Sunny's Plants, Inc., a Florida corporation ("Sunny's"), Sunshine Botanicals, Inc., a Florida corporation ("Sunshine"), Interior Plant Supply, Inc. ("Interior"), a Florida corporation, Sunny's Trucking, Inc., a Florida corporation ("Trucking" and together with Sunny's, Sunshine and Interior, the "Nursery Group");

          WHEREAS, certain employees of Tuttle Design (the
"Employees") may have personal liability with respect to the trust fund portion of the payroll taxes owed by the Nursery Group totalling approximately $255,000 (the "Trust Portion");

          WHEREAS, in connection with a prior agreement between Tuttle Design and DSI, Tuttle Design agreed, among other things, to indemnify DSI for up to $140,000 of the Trust Portion; and

          WHEREAS, Tuttle has agreed to assist the Employees in connection with their possible liability relating to the Trust
Portion.

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Indemnification. Tuttle agrees to indemnify, defend and hold harmless DSI and its subsidiaries (other than the Nursery Group) and their respective directors, officers, employees and agents (collectively referred to as the "Indemnified Party" or "Indemnified Parties"), against and in respect of any amounts (including reasonable attorney's fees, judgments and settlement amounts) paid or incurred in connection with any threatened, pending, or contemplated action, suit or proceeding to which they are or are threatened to be made a party to or witness or other participant in by reason of or in connection with the Trust Portion, including, without limitation, any action to enforce this Agreement.

          2. Notice. (a) If at any time an Indemnified Party shall be subject to a claim for which indemnification may be made under this Agreement, the Indemnified Party shall send Tuttle written notice thereof and shall permit Tuttle to defend against, or join in the Indemnified Party's defense against, such claim at Tuttle's own expense in good faith and by appropriate proceedings, provided that Tuttle shall employ counsel reasonably satisfactory to the Indemnified Party in connection therewith (Nason, Gildan, Yeager, Gerson & White shall be deemed reasonably satisfactory). The Indemnified Party shall have the right, but not the obligation, to settle any claim subject to indemnity hereunder; provided, that
(i) the Indemnified Party gives Tuttle fifteen (15) business days' notice of such proposed settlement and (ii) no such settlement shall be made if (x) Tuttle objects thereto within the fifteen-day notice period and (y) Tuttle has assumed the defense of the claim as provided above and has given the Indemnified Party reasonable assurances that any such claim, if determined adversely to the Indemnified Party, will be paid promptly and in full by Tuttle.

     (b) In the event that there may be a conflict of interest between Tuttle and the Indemnified Party in the defense of any claim, Tuttle shall not have the right to assume and direct the defense of such claim on behalf of an Indemnified Party.

     (c) The failure by an Indemnified Party to send any notice required by this Agreement shall not relieve Tuttle from any obligation to indemnify the Indemnified Parties hereunder except to the extent such delay has caused actual damages to Tuttle through prejudice to Tuttle's rights or ability to defend against any claim.

          3. Information. Tuttle undertakes to keep DSI informed concerning all material developments relating to the Trust Portion and DSI agrees to provide Tuttle all information reasonably requested by Tuttle related to the Trust Portion.

          4. DSI Contribution. Promptly following the delivery of this Agreement, DSI shall deliver to Nason, Gildan, Yeager, Gerson & White, as escrow agent (the "Escrow Agent"), $30,000 (the "Contribution") for use in connection with payment of the Trust Portion. DSI and Tuttle acknowledge that the Contribution is being made by DSI solely in consideration of certain agreements between DSI and the Employees and should not be construed as implying that DSI has any responsibility regarding the Trust Portion. DSI hereby instructs the Escrow Agent to deliver the Contribution to the Internal Revenue Service as part of any final settlement (including any reasonable payment schedule) of the Trust Portion obligation reached by, or on behalf of, Tuttle and the Employees. If no such settlement is reached by July 15, 1996, DSI hereby instructs the Escrow Agent to return the Contribution to DSI.



                               -2-
          5.  Miscellaneous.

     (a) Binding Effect; Assignment. This Agreement shall apply to, and shall be binding upon the parties hereto, their respective successors and assigns, and all persons claiming by, through, or under any of the aforesaid persons.

     (b)  Modification; Waiver   This Agreement may be amended or
waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and shall not be exclusive to any rights or remedies by law or at equity.

     (c) Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, regardless of the law that might be applied under principles of conflicts of law.

     (d) Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained in this Agreement shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (e) Further Assurances. From time to time, at the request of any party hereto or as required under applicable law and without further consideration, each party hereto will execute and deliver to such requesting party or other person or persons, as appropriate, such documents and take such other action (but without incurring any financial obligation except as otherwise required by this Agreement) as such requesting party may reasonably request in order to consummate more effectively and in accordance with applicable law the transactions contemplated hereby.

     (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.



                               -3-
     (g) Authority. The execution, delivery and performance of this Agreement has been duly authorized by all appropriate corporate action on behalf of the corporations party hereto and is a valid and binding obligation of each party hereto.

          IN WITNESS WHEREOF, the parties hereto have each executed this Agreement as of the 6th day of June, 1996.

DSI INDUSTRIES, INC.


By:                                __________________________
     Sherman H. Norton, Jr.        Brian Tuttle
     Chief Executive Officer


TUTTLE DESIGN-BUILD, INC.


By:  __________________________    ___________________________
     Brian Tuttle, President       Merja Tuttle

                                                        Exhibit 1

                       Form of Undertaking



     The undersigned, a [former] [position of undersigned] of DSI INDUSTRIES, INC. (the "Company"), hereby (i) acknowledges that expenses incurred by the undersigned in defending all actions, suits and proceedings have been and will in the future be paid by the Company in advance of the final disposition of such actions, suits and proceedings and (ii) undertakes to repay the Company the amount of expenses so advanced if it shall ultimately be determined that the undersigned is not entitled to be indemnified by the Company as authorized by Section 145 of the Delaware General Corporation Law and the certain letter agreement, dated April __, 1996, between the Company, the undersigned and other parties thereto.